UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 14, 2008

MILLENNIUM INDIA ACQUISITION COMPANY INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

333-133189 20-4531310 (Commission File Number) (IRS Employer Identification No.)

330 East 38th Street

Suite 40H

New York, New York 10016

(Address of principal executive offices and zip Code)

Registrant’s telephone number, including area code: (917) 640-2151

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02

Results of Operations and Financial Condition.

The audited financial statements (the “Financial Statements”) of each of SMC Global Securities Limited (“SMC”) and SAM Global Securities Limited (“SAM” and, together with “SMC”, the “SMC Group”) for the fiscal period ended September 30, 2008, are attached hereto as Exhibits 99.1 and 99.2, respectively.  The Financial Statements are not the financial statements of the registrant.  The registrant’s principal asset is its ownership of a 14.44% equity interest, in each of SMC and SAM.  The remainder of the registrant’s assets are invested in cash and cash equivalents.

Item 8.01

Other Events.

On November 14, 2008 the registrant issued a press release announcing the release of the Financial Statements by SMC Group, a copy of which is attached hereto as Exhibit [99.3] and incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

99.1

Financial Statements of SMC Global Securities Limited for the fiscal period ended September 30, 2008

99.2

Financial Statements of SAM Global Securities Limited for the fiscal period ended September 30, 2008

99.3

Press Release of Financial Statements [Press release dated November 14, 2008]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLENNIUM INDIA ACQUISITION COMPANY INC. /s/ F. Jacob Cherian
Date: November 14, 2008	F. Jacob Cherian Chairman and Chief Executive Officer